Exhibit 99.2

1 SECOND QUARTER 2021 FINANCIAL RESULTS August 9, 2021 (UNAUDITED) Exhibit 99.2

2 SCOTT PALFREEMAN Director of Finance and Investor Relations

## Safe Harbor Provision

Certain statements contained in this presentation regarding Veritiv Corporation's (the "Company") future operating results, performance, business plans, prospects, guidance, the 2020 Restructuring Plan and any other restructuring, statements related to the impact of COVID-19 and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "continue," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to the Company or its business, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company's current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company's actual operating results, performance, business plans, prospects or guidance to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described under "Risk Factors" and elsewhere in our Annual Report on Form 10-K and elsewhere in the Company's publicly available reports filed with the Securities and Exchange Commission ("SEC"), which contain a discussion of various factors that may affect the Company's business or financial results. Such risks and other factors, which in some instances are beyond the Company's control, include: adverse impacts of the COVID-19 pandemic; the industry-wide decline in demand for paper and related products; increased competition from existing and non-traditional sources; procurement and other risks in obtaining packaging, facility products and paper from our suppliers for resale to our customers; changes in prices for raw materials; changes in trade policies and regulations; increases in the cost of fuel and third-party freight and the availability of third-party freight providers; the loss of any of our significant customers; uncertainties as to the structure, timing, benefits and costs of the 2020 Restructuring Plan or any future restructuring plan that the Company may undertake; adverse developments in general business and economic conditions that could impair our ability to use net operating loss carryforwards and other deferred tax assets; our ability to adequately protect our material intellectual property and other proprietary rights, or to defend successfully against intellectual property infringement claims by third parties; our ability to attract, train and retain highly qualified employees; our pension and health care costs and participation in multi-employer pension, health and welfare plans; the effects of work stoppages, union negotiations and labor disputes; our ability to generate sufficient cash to service our debt; increasing interest rates; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; our ability to comply with the covenants contained in our debt agreements; costs to comply with laws, rules and regulations, including environmental, health and safety laws, and to satisfy any liability or obligation imposed under such laws; changes in tax laws; adverse results from litigation, governmental investigations or audits, or tax-related proceedings or audits; regulatory changes and judicial rulings impacting our business; the impact of adverse developments in general business and economic conditions as well as conditions in the global capital and credit markets on demand for our products and services, our business including our international operations, and our customers; foreign currency fluctuations; inclement weather, widespread outbreak of an illness, anti-terrorism measures and other disruptions to our supply chain, distribution system and operations; our dependence on a variety of information technology and telecommunications systems and the Internet; our reliance on third-party vendors for various services; cybersecurity risks; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results. The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this presentation by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2021 to be filed with the SEC may contain updates to the information included in this presentation.

We reference non-GAAP financial measures in this presentation. Please see the appendix for reconciliations of non-GAAP measures to the most comparable United States ("U.S.") GAAP measures.

3

Veritiv

SAL ABBATE Chief Executive Officer

Financial Results Second Quarter 2021 Compared to Prior Year 5 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . Strong Packaging sales growth, improving sales trends in our other segments and operational improvements drove record earnings in the second quarter NET SALES ADJ. EBITDA 1 ADJ. EBITDA MARGIN 1 NET INCOME DILUTED EPS $1.7B $73.5M 4.4% $26.4M $1.62 UP $0.3B UP $33.7M UP 160 bps UP $44.9M UP $2.78 +18.1% +84.7% From 2.8% From -$18.5M From -$1.16

STEVE SMITH Chief Financial Officer

2Q 2021 Adj. EBITDA Adj. EBITDA % of Net Sales Change from PY Change from PY $95M 10.4% +36.5% +150 bps $10M 4.6% -8.8% -100 bps $18M 5.2% NM 1 +470 bps $4M 2.8% NM 1 +300 bps Corporate & Other -$55M $74M 4.4% +84.7% +160 bps Veritiv Consolidated Packaging Facility Solutions Print Publishing Segment and Consolidated Financial Results Second Quarter 2021 1. Year - over - year variance percentage not meaningful because prior year figure was negative and not significant. 2. Veritiv Consolidated amount does not foot due to rounding. 3. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2,3 7

4.6x 4.7x 4.1x 2.1x 1.7x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x FY17 FY18 FY19 FY20 2Q21 Net Leverage Ratio 1, 2 Cash Flow; Low Leverage 1. Calculated as net debt divided by trailing twelve months of Adjusted EBITDA. 2 . S ee appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures . 3. Normalized Free Cash Flow removes the impact of one - time cash items. Long - Term Target: 3.0x $4M ($30M) $247M $266M > $110M ~$140M ($100M) - $100M $200M $300M FY17 FY18 FY19 FY20 FY21E FY21E Normalized Free Cash Flow 2 Significant net leverage reduction driven by healthy free cash flow generated from increased earnings and disciplined working capital reductions 8 3

Disciplined Capital Allocation Capital Allocation Priorities: • Support restructuring initiatives • Return value to shareholders • Invest in the business: • Organic • Inorganic 2021 CapEx : Approximately $35M 2020 Restructuring Plan Expect to Substantially Complete by EOY 2021 $ 100M Share Repurchase Program in 2021 Expect to Complete by EOY 2021 Reduction in net leverage below long - term target of 3x enabled share repurchase program and investments in growth Scope and/or Scale Acquisitions Disciplined Approach 9

10 SAL ABBATE Chief Executive Officer

Fundamental Changes to our Business 11 7.0% 2.2% 2.4% 2.4% 7.1% 2.8% 2.0% 2.7% 9.0% 4.5% 2.3% 2.4% 9.8% 4.8% 3.7% 3.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% FY18 FY19 FY20 2Q21 LTM 1 Packaging FY18 FY19 FY20 2Q21 LTM 1 Facility Solutions FY18 FY19 FY20 2Q21 LTM 1 Print FY18 FY19 FY20 2Q21 LTM 1 Publishing • Centralized cost and price management • Commercial optimization • Strategic customer rationalization • Supply chain configuration alignment with long - term growth sectors • Supplier and product rationalization • De - risked and rationalized customer portfolio • Commercial optimization to align with secular decline in volume • Supply chain network consolidation (Print) Segment Adj. EBITDA Margin Comprehensive optimization efforts drove enhanced Adjusted EBITDA margins across all our segments 1. Last twelve months (LTM) as of June 30, 2021

Print 11% Publishing 4% Packaging 75% Facility Solutions 10% Segment Mix Transformation Strategic Shift to Packaging FY 2014 1, 2 $154 MILLION $245 MILLION 1. Pro Forma 2. See appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures; Corporate and Other is excluded from the calculation for percentage of Adjusted EBITDA by Segment. LTM 2Q21 2 Packaging 55% Facility Solutions 15% Print 20% Print 20% Publishing 10% Packaging 55% Facility Solutions 15% ADJUSTED EBITDA BY SEGMENT Packaging 7 - Year Adj. EBITDA CAGR: +9% (11% Adj. EBITDA CAGR since 2017) Print & Publishing 30% Print & Publishing 15% 12

Veritiv is an indispensable partner; developing Packaging solutions from concept to delivery. Organic Growth Above Market Growth Levers Differentiate with Value - Added Solutions Focus on High - Growth Sectors Broad Product Expertise Enhanced Customer Experience $ Leading Network of Global Suppliers Supply Chain Technology Ecommerce Investment in Capabilities 13

$176M $185M $156M $188M $100M $150M $200M $250M $300M FY17 FY18 FY19 FY20 FY21E Adjusted EBITDA 1 Upward Revision to 2021 Earnings Guidance 1. See appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. $270 - $ 290M ($0.85) ($0.99) ($1.84) $2.08 ($2.00) $1.00 $4.00 $7.00 FY17 FY18 FY19 FY20 FY21E Diluted EPS $6.25 – $7.50 Adjusted EBITDA and EPS growth in 2020 despite COVID - related headwinds; accelerated earnings growth in 2021 14

Comments : • Increasing Adjusted EBITDA guidance and adding net income and EPS guidance. • Strong packaging demand expected to continue in the second half. Recently implemented and announced price increases expected to hold for the remainder of the year. • Free cash flow guidance expected to be higher than original guidance due to an increase in earnings. • Capital expenditures remain same as original guidance and on track. Revised Outlook Full Year 2021 1. Please see the appendix for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 2. Cash flow from operations less capital expenditures. Net Income $100 - $120 Million Diluted Earnings per Share $6.25 - $7.50 Adjusted EBITDA 1 $270 – $290 Million Free Cash Flow 1,2 At least $110 Million Capital Expenditures Approximately $35 Million 15 Assumes 16 Million shares outstanding

Questions 16

SAL ABBATE Chief Executive Officer

• Commitment to comprehensive ESG program; transparency regarding progress • Appointed Chief Compliance and Sustainability Officer in May 2021 to lead company - wide ESG initiatives • Best - in - class supply - chain and office safety rating • Electric truck pilot program 1 • Company culture of equality and inclusion; employee support through One Veritiv Fund • Diverse board of directors • 2020 Corporate Social Responsibility report published in April 2021 18 Sustainability and Corporate Responsibility 1. Robert J. Bowman, July 6, 2021, SupplyChainBrain 18

Appendix Reconciliation of Non - GAAP Financial Measures We supplement our financial information prepared in accordance with U.S. GAAP with certain non - GAAP measures including Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, restructuring charges, net, integration and acquisition expense s a nd other similar charges including any severance costs, costs associated with warehouse and office openings or closings, consolidation, and relocation an d other business optimization expenses, stock - based compensation expense, changes in the LIFO reserve, non - restructuring asset impairment charges , non - restructuring severance charges, non - restructuring pension charges, net, fair value adjustments related to contingent liabilities assumed in m ergers and acquisitions and certain other adjustments), free cash flow and other non - GAAP measures such as the Net Debt to Adjusted EBITDA ratio. We bel ieve investors commonly use Adjusted EBITDA, free cash flow and these other non - GAAP measures as key financial metrics for valuing companies. I n addition, the credit agreement governing our Asset - Based Lending Facility (the " ABL Facility") permits us to exclude the foregoing and other charges in calculating "Consolidated EBITDA", as defined in the ABL Facility. We approximate foreign currency effects by applying the foreign currency exchange rate for the prior period to the local currency results for the current period. Adjusted EBITDA, free cash flow and these other non - GAAP measures are not alternative measures of financial performance or liqui dity under U.S. GAAP. Non - GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to, sim ilarly titled measures used by other companies. As a result, we consider and evaluate non - GAAP measures in connection with a review of the mos t directly comparable measure calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non - GAAP me asures and to consider them with the most directly comparable U.S. GAAP measures. Adjusted EBITDA, free cash flow and these other non - GAAP mea sures have limitations as analytical tools and should not be considered in isolation or as a substitute for analyzing our results as rep ort ed under U.S. GAAP. Please see the following tables for reconciliations of non - GAAP measures to the most comparable U.S. GAAP measures. 19

Appendix Reconciliation of Non - GAAP Financial Measures 20

21 Appendix Reconciliation of Non - GAAP Financial Measures

# Appendix

## Reconciliation of Non-GAAP Financial Measures

**Table I.b**
**VERITIV CORPORATION**
**RECONCILIATION OF NON-GAAP MEASURES**
**NET INCOME (LOSS) TO ADJUSTED EBITDA; ADJUSTED EBITDA MARGIN**
**(in millions, unaudited)**

| | Year Ended December 31, | | | | Year Ended December 31, 2014 | | |
|---|---|---|---|---|---|---|---|
| | 2020 | 2019 | 2018 | 2017 | Veritiv As Reported | Pro Forma Adjustments | Veritiv Pro Forma |
| Net income (loss) | $ 34.2 | $ (29.5) | $ (15.7) | $ (13.3) | $ (19.6) | $ (16.2) | $ (35.8) |
| Interest expense, net | 25.1 | 38.1 | 42.3 | 31.2 | 14.0 | 12.4 | 26.4 |
| Income tax expense (benefit) | 8.8 | 0.7 | 5.5 | 11.4 | (2.1) | 6.8 | 4.7 |
| Depreciation and amortization | 57.7 | 53.5 | 53.5 | 54.2 | 37.6 | 16.8 | 54.4 |
| EBITDA | 125.8 | 62.8 | 85.6 | 83.5 | 29.9 | 19.8 | 49.7 |
| Restructuring charges, net | 52.2 | 28.8 | 21.3 | 16.7 | 4.0 | 0.2 | 4.2 |
| Facility closure charges, including (gain) loss from asset disposition | (3.7) | - | - | - | - | - | - |
| Stock-based compensation | 17.7 | 14.6 | 18.1 | 15.7 | 4.0 | 0.1 | 4.1 |
| LIFO reserve (decrease) increase | (1.5) | (3.7) | 19.9 | 7.1 | 6.3 | 1.3 | 7.6 |
| Non-restructuring asset impairment charges | - | - | 0.4 | 8.4 | - | - | - |
| Non-restructuring severance charges | 4.1 | 8.4 | 4.9 | 3.5 | 2.6 | 0.4 | 3.0 |
| Non-restructuring pension charges, net | 7.2 | 6.6 | 11.3 | 2.2 | - | - | - |
| Gain on sale of joint venture | - | - | - | - | - | (6.6) | (6.6) |
| Integration, acquisition and merger expenses | - | 17.5 | 31.8 | 36.5 | 75.1 | 14.1 | 89.2 |
| Fair value adjustment on Tax Receivable Agreement contingent liability | (19.1) | 0.3 | (1.2) | (9.4) | 1.7 | - | 1.7 |
| Fair value adjustment on contingent consideration liability | 1.0 | 13.1 | (12.3) | 2.0 | - | - | - |
| Escheat audit contingent liability | (0.2) | 3.7 | 2.5 | 7.5 | - | - | - |
| Other | 4.1 | 3.8 | 3.1 | 2.7 | (1.7) | 2.3 | 0.6 |
| Loss from discontinued operations, net of income taxes | - | - | - | - | 0.1 | - | 0.1 |
| Adjusted EBITDA | $ 187.6 | $ 155.9 | $ 185.4 | $ 176.4 | $ 122.0 | $ 31.6 | $ 153.6 |
| Net Sales | $ 6,345.6 | $ 7,659.4 | $ 8,696.2 | $ 8,364.7 | $ 7,406.5 | $ 1,907.6 | $ 9,314.1 |
| Adjusted EBITDA/Pro Forma Adjusted EBITDA as a % of net sales | 3.0% | 2.0% | 2.1% | 2.1% | 1.6% | | 1.6% |

* Pro forma adjustments take into account the merger with UWW Holdings, Inc. and the related financing as if they occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to the merger.

22

Veritiv

23 Appendix Reconciliation of Non - GAAP Financial Measures

Appendix Reconciliation of Non-GAAP Financial MeasuresTable II.a VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES 2021 NORMALIZED FREE CASH FLOW GUIDANCE (in millions, unaudited)Forecast for Year Ending December 31, 2021 Net cash provided by (used for) operating activities at least $145 Less: Capital expenditures (35) Free cash flow at least $110Add: Restructuring cash outlay 30 Normalized free cash flow at least $140

25 Appendix Reconciliation of Non - GAAP Financial Measures VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES FREE CASH FLOW (in millions, unaudited) 2020 2019 2018 2017 Net cash flows provided by operating activities 289.2$ 281.0$ 15.0$ 36.6$ Less: Capital expenditures (23.6) (34.1) (45.4) (32.5) Free cash flow 265.6$ 246.9$ (30.4)$ 4.1$ Table ll.b Year Ended December 31, * Pro forma adjustments take into account the merger with UWW Holdings, Inc. and the related financing as if they occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to the merger.

26 Appendix Reconciliation of Non - GAAP Financial Measures

27 Appendix Reconciliation of Non - GAAP Financial Measures 2020 2019 2018 2017 Amount drawn on ABL Facility 520.2$ 673.2$ 932.1$ 897.7$ Less: Cash and cash equivalents (120.6) (38.0) (64.3) (80.3) Net debt 399.6$ 635.2$ 867.8$ 817.4$ Last twelve months Adjusted EBITDA 187.6$ 155.9$ 185.4$ 176.4$ Net debt to Adjusted EBITDA 2.1 4.1 4.7 4.6 Last Twelve Months December 31, 2020 2019 2018 2017 Net income (loss) 34.2$ (29.5)$ (15.7)$ (13.3)$ Interest expense, net 25.1 38.1 42.3 31.2 Income tax expense (benefit) 8.8 0.7 5.5 11.4 Depreciation and amortization 57.7 53.5 53.5 54.2 EBITDA 125.8 62.8 85.6 83.5 Restructuring charges, net 52.2 28.8 21.3 16.7 Facility closure charges, including (gain) loss from asset disposition (3.7) - - - Stock-based compensation 17.7 14.6 18.1 15.7 LIFO reserve (decrease) increase (1.5) (3.7) 19.9 7.1 Non-restructuring asset impairment charges - - 0.4 8.4 Non-restructuring severance charges 4.1 8.4 4.9 3.5 Non-restructuring pension charges, net 7.2 6.6 11.3 2.2 Gain on sale of joint venture - - - - Integration, acquisition and merger expenses - 17.5 31.8 36.5 Fair value adjustment on Tax Receivable Agreement contingent liability (19.1) 0.3 (1.2) (9.4) Fair value adjustment on contingent consideration liability 1.0 13.1 (12.3) 2.0 Escheat audit contingent liability (0.2) 3.7 2.5 7.5 Other 4.1 3.8 3.1 2.7 Loss from discontinued operations, net of income taxes - - - - Adjusted EBITDA 187.6$ 155.9$ 185.4$ 176.4$ * Pro forma adjustments take into account the merger with UWW Holdings, Inc. and the related financing as if they occurred on January 1, 2014, as well as purchase accounting adjustments and adjustments for one-time costs related to Table lll.a VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES NET DEBT TO ADJUSTED EBITDA (in millions, unaudited) Year Ended December 31,

28 SECOND QUARTER 2021 FINANCIAL RESULTS (UNAUDITED) August 9, 2021